SCHEDULE 14A INFORMATION

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APPLEBEE’S INTERNATIONAL, INC.

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1Investor Meetings Investor MeetingsDecember December 2006 2006Many of the statements made in this presentation with respect to Many of the statements made in this presentation with respect toour business outlook, including comparable sales increases, cost our business outlook, including comparable sales increases, costs, s,earnings per share growth, and new restaurant development are earnings per share growth, and new restaurant development areforward looking and based on current expectations. There are forward looking and based on current expectations. There areseveral risks and uncertainties that could cause actual results several risks and uncertainties that could cause actual results to todiffer materially from those described, including but not limite differ materially from those described, including but not limited to d tothe ability of the company and our franchisees to open and opera the ability of the company and our franchisees to open and operate teadditional restaurants profitably, the continued growth of our additional restaurants profitably, the continued growth of ourfranchisees and our ability to attract and retain qualified franchisees and our ability to attract and retain qualifiedfranchisees, the impact of intense competition in the casual din franchisees, the impact of intense competition in the casual dining ingsegment of the restaurant industry and our ability to control segment of the restaurant industry and our ability to controlrestaurant operating costs which are impacted by market changes, restaurant operating costs which are impacted by market changes,minimum wage and other employment laws, food costs and minimum wage and other employment laws, food costs andinflation. Please review our Form 10 inflation. Please review our Form 10-K for the fiscal year ended K for the fiscal year endedDecember 25, 2005, for important information about factors that December 25, 2005, for important information about factors thatcould cause actual results or events to be materially different. could cause actual results or events to be materially different.Safe Harbor Statement Safe Harbor Statement

1Investor Meetings Investor MeetingsDecember December 2006 2006Many of the statements made in this presentation with respect to Many of the statements made in this presentation with respect toour business outlook, including comparable sales increases, cost our business outlook, including comparable sales increases, costs, s,earnings per share growth, and new restaurant development are earnings per share growth, and new restaurant development areforward looking and based on current expectations. There are forward looking and based on current expectations. There areseveral risks and uncertainties that could cause actual results several risks and uncertainties that could cause actual results to todiffer materially from those described, including but not limite differ materially from those described, including but not limited to d tothe ability of the company and our franchisees to open and opera the ability of the company and our franchisees to open and operate teadditional restaurants profitably, the continued growth of our additional restaurants profitably, the continued growth of ourfranchisees and our ability to attract and retain qualified franchisees and our ability to attract and retain qualifiedfranchisees, the impact of intense competition in the casual din franchisees, the impact of intense competition in the casual dining ingsegment of the restaurant industry and our ability to control segment of the restaurant industry and our ability to controlrestaurant operating costs which are impacted by market changes, restaurant operating costs which are impacted by market changes,minimum wage and other employment laws, food costs and minimum wage and other employment laws, food costs andinflation. Please review our Form 10 inflation. Please review our Form 10-K for the fiscal year ended K for the fiscal year endedDecember 25, 2005, for important information about factors that December 25, 2005, for important information about factors thatcould cause actual results or events to be materially different. could cause actual results or events to be materially different.Safe Harbor Statement Safe Harbor Statement

2Agenda Agenda⑀⍽⑀⍽ Current Environment Current Environment⑀⍽⑀⍽ Sales Initiatives Sales Initiatives⑀⍽⑀⍽ Cost Outlook Cost Outlook⑀⍽⑀⍽ Development Development⑀⍽⑀⍽ Financial Strength Financial StrengthSame Same-Store Sales Store Sales(System (System-wide) wide)1.7%2.9% 3.2%4.1%4.8%1.8%-0.8%2000 2001 2002 2003 2004 2005 YTD 2006(thru Nov)1.7%2.9% 3.2%4.1%4.8%1.8%-0.8%2000 2001 2002 2003 2004 2005 YTD 2006(thru Nov)

3(519 company restaurants as of November 19, 2006) (519 company restaurants as of November 19, 2006)Company Markets Company Markets16 1660 60877 7767 67 67 6758 5834 34 89 898 23 2312 1224% 24% 22% 22% 25% 25% 18% 18% $100,000 $100,000+17% 17% 20% 20% 20% 20% 24% 24% $75,000 $75,000 -$99,999 $99,99922% 22% 25% 25% 21% 21% 23% 23% $50,000 $50,000 -$74,999 $74,99916% 16% 18% 18% 19% 19% 16% 16% $35,000 $35,000 -$49,999 $49,99916% 16% 10% 10% 11% 11% 12% 12% $25,000 $25,000 -$34,999 $34,9995% 5% 5% 5% 4% 4% 7% 7% Under Under$25,000 $25,000Friday Friday’s Ruby Ruby’s Chili Chili’s Applebee Applebee’sHeavy User Heavy User - Income IncomeSource: 2005 Segmentation Study

4Sales Initiatives Sales Initiatives⑀⍽⑀⍽ Food and Menu Food and Menu- Continued evolution based on Continued evolution based onsegmentation study segmentation study- Adding resources to menu development Adding resources to menu developmentteam team- More rapid innovation More rapid innovation- Maintain value positioning Maintain value positioning- Updated beverage menu Updated beverage menuRoasted Garlic & Asiago Chicken Roasted Garlic & Asiago Chicken

5Quesadilla Burger Quesadilla BurgerApple Walnut Chicken Salad Apple Walnut Chicken Salad

6Roasted Turkey & Bacon Ciabatta Roasted Turkey & Bacon CiabattaBistro Sirloin Sandwich Bistro Sirloin Sandwich

7Tuscan Pesto Chicken Ciabatta Tuscan Pesto Chicken CiabattaAngus Bacon Cheeseburger Angus Bacon Cheeseburger

8June June Nov Nov Dec Dec Oct Oct Sept Sept August August July July Feb Feb Mar Mar April April May May Jan JanBranded Campaign Events Branded Campaign EventsNeighborhood Branding Neighborhood BrandingCarside To Go Carside To GoWeight Watchers Weight WatchersMarketing Muscle Marketing Muscle

9September 25 September 25 - November 19 November 19Bruschetta Burger Bruschetta Burger

10Crispy Brick Chicken Crispy Brick ChickenPenne Rosa with Sweet Italian Sausage Penne Rosa with Sweet Italian Sausage

11Herb Herb-Crusted Chicken Crusted ChickenNovember 20 November 20 - January 7 January 7

12Cost Outlook Cost Outlook⑀⍽⑀⍽ Commodity Update Commodity Update⑀⍽⑀⍽ Labor Costs Labor Costs⑀⍽⑀⍽ Energy Impact Energy Impact-Fuel surcharges, utilities, resins Fuel surcharges, utilities, resins⑀⍽⑀⍽ Investment Costs Investment Costs⑀⍽⑀⍽G&A G&ARestaurant Operating Margins Restaurant Operating Margins(before Pre (before Pre-Opening) Opening)15.1%15.5%15.9%16.5%13.8%16.2%15.9%12.8%4.4%1.8%2.5%1.8%-0.9%5.2%3.8%-0.8%12.0%13.0%14.0%15.0%16.0%17.0%1999 2000 2001 2002 2003 2004 2005 Q3 YTD2006-2.0%-1.0%0.0%1.0%2.0%3.0%4.0%5.0%6.0%ROP SSS15.1%15.5%15.9%16.5%13.8%16.2%15.9%12.8%4.4%1.8%2.5%1.8%-0.9%5.2%3.8%-0.8%12.0%13.0%14.0%15.0%16.0%17.0%1999 2000 2001 2002 2003 2004 2005 Q3 YTD2006-2.0%-1.0%0.0%1.0%2.0%3.0%4.0%5.0%6.0%ROP SSS

139.5% 9.4%9.8% 9.9%9.6%9.4%9.0%10.4%1999 2000 2001 2002 2003 2004 2005 Q3 YTD2006*9.5% 9.4%9.8% 9.9%9.6%9.4%9.0%10.4%1999 2000 2001 2002 2003 2004 2005 Q3 YTD2006*G & A Expenses G & A Expenses(as a % of Revenue) (as a % of Revenue)*Includes stock-based compensationDevelopment Development

14113145162 163145116 107125109 1071001091441993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E113145162 163145116 107125109 1071001091441993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E~125Fourteen Consecutive Years With At Least Fourteen Consecutive Years With At Least100 New Restaurant Openings 100 New Restaurant OpeningsUnit Growth Unit Growth1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Oct '06Franchise CompanyMarket Dominance Market DominanceApplebee Applebee’s Dominates in s Dominates inSystem Size and Annual Growth System Size and Annual Growth1,911 1,91127% 27%73% 73%505519 5191,392 1,392

151,8261,114854562APPB Chili's Ruby's Friday's1,8261,114854562APPB Chili's Ruby's Friday'sMarket Dominance Market DominanceDomestic unit counts as of November 2006 for APPB Domestic unit counts as of November 2006 for APPBDomestic unit counts as of September 2006 for Chili Domestic unit counts as of September 2006 for Chili’s, Ruby s, Ruby’s, & Friday s, & Friday’sUNITED STATES of AMERICACanadaALASKA (USA)COLOMBIA VENEZUELA PERU BOLIVIA Honduras Ecuador GUYANA SURINAME FRENCH GUIANACOSTA RICAPANAMA Guatemala GuatemalaCUBAPARAGUAYARGENTINAURUGUAY Chile GREENLAND ICELAND NORWAY SWEDEN FINLAND DENMARK ESTONIA LATVIA LITHUANIA BELARUS GERMANY CZECHREPUBLIC NETHERLANDSBELGIUMFRANCE SWITZ.AUSTRIASLOVAKIAHUNGARYROMANIAITALYUKRAINETURKEYSYRIAIRAQYEMENOMANEgypt Egypt LIBYAALGERIAMOROCCO TUNISIAWESTERN SAHARA MAURITANIA MALINIGER  CHAD SUDANETHIOPIASOMALIAUGANDASENEGALGUINEALIBERIACOTED’IVOIREBURKINAGHANANIGERIACAMEROONCENTRALAFRICAN REPUBLICGABON CONGODEMOCRATICREPUBLIC OF CONGO KENYA TANZANIA ANGOLA ZAMBIA MOZAMBIQUENAMIBIABOTSWANAZIMBABWEREPUBLICOF SOUTH AFRICA MADAGASCAR KAZAKHSTAN GEORGIA IRAN UZBEKISTAN TURKMENISTAN AFGHANISTAN KYRGYZSTAN TAHKISTAN PAKISTAN NEPAL MYANMAR THAILAN DSRILANKAMONGOLIANORTHKOREASOUTHKOREA JAPANTAIWANCAMBODIALAOSVIETNAMPHILIPPINESINDONESIAPAPUANEW GUINEAAUSTRALIANEWZEALANDMexico Saudi SaudiArabia Arabia RUSSIA CHINA INDIA Brazil BrazilInternational Locations International Locations85 Units Open in 17 Countries 85 Units Open in 17 Countries(As of November 19, 2006)Jordan JordanKuwait KuwaitQatar QatarLebanon LebanonBahrain BahrainUAE UAEGreece GreeceSicily Sicily

16Balance Sheet Highlights Balance Sheet HighlightsSeptember 24, 2006 September 24, 2006($ in thousands) ($ in thousands)Cash & Investments Cash & Investments $ 10,067 10,067Total Assets Total Assets $ 894,020 894,020Total Debt Total Debt $ 194,280 194,280Stockholders Stockholders’ Equity Equity $ 479,137 479,137Total Capitalization Total Capitalization $ 673,417 673,417Total Debt/Capitalization Total Debt/Capitalization 28.8% 28.8%Solid Balance Sheet Solid Balance SheetFranchise Business Model Franchise Business ModelFranchise Franchise Company Company2005 2005Unit Mix Unit Mix2005 2005Profit Contribution Profit ContributionBefore G&A Before G&A 27%73%486 4861,318 1,31853% 47%$128.8M $128.8M$145.1M $145.1M

17Franchise Strength Franchise Strength⑀⍽⑀⍽ 46 Franchisees with 1,307 U.S. Restaurants 46 Franchisees with 1,307 U.S. Restaurants⑀⍽⑀⍽ Average 28 Restaurants Average 28 Restaurants⑀⍽⑀⍽ Largest 130 Restaurants Largest 130 RestaurantsUnit Range Unit Range1-10 1011 11-25 2526 26-50 50>50 >50# of Groups # of Groups16 1613 1398# of Units # of Units99 99246 246332 332630 630% of Units % of Units8% 8%19% 19%25% 25%48% 48%(Domestic as of November 19, 2006) (Domestic as of November 19, 2006)Range of Franchise Size Range of Franchise Size$36 $40 $51 $64$91$722001 2002 2003 2004 2005 2006ENew Restaurants Remodels & Replacements Other$36 $40 $51 $64$91$722001 2002 2003 2004 2005 2006ENew Restaurants Remodels & Replacements Other$50 $50($ in millions) ($ in millions)Capital Expenditures Capital Expenditures$65 $65$83 $83$105 $105$139 $139$115 $115-$125 $125

18$0$50$100$150$200$250$300$350$4002000 2001 2002 2003 2004 2005Capital Expenditures Acquisitions Stock Repurchases Net Debt Repayments Dividends$0$50$100$150$200$250$300$350$4002000 2001 2002 2003 2004 2005Capital Expenditures Acquisitions Stock Repurchases Net Debt Repayments Dividends($ in millions) ($ in millions)Major Uses of Cash Major Uses of CashStock Repurchases Stock Repurchases($ in Millions) ($ in Millions)$103.0$43.2 $45.0$26.1$49.8$99.7$196.1$27.51999 2000 2001 2002 2003 2004 2005 Q3 YTD2006$103.0$43.2 $45.0$26.1$49.8$99.7$196.1$27.51999 2000 2001 2002 2003 2004 2005 Q3 YTD2006$251 Million Available $251 Million Available

19IMPORTANT INFORMATION IMPORTANT INFORMATIONApplebee Applebee’s International, Inc. ( s International, Inc. (“Applebee Applebee’s”) plans to file with the SEC and mail ) plans to file with the SEC and mailto its stockholders a Proxy Statement in connection with its 200 to its stockholders a Proxy Statement in connection with its 2007 Annual 7 AnnualMeeting, and advises its security holders to read the proxy stat Meeting, and advises its security holders to read the proxy statement and other ement and otherdocuments relating to the 2007 Annual Meeting when they become a documents relating to the 2007 Annual Meeting when they become available, vailable,because they will contain important information. Security holde because they will contain important information. Security holders may obtain rs may obtaina free copy of the proxy statement and other documents (when ava a free copy of the proxy statement and other documents (when available) that ilable) thatApplebee Applebee’s files with the SEC at the SEC s files with the SEC at the SEC’s web site at s web site at www.sec.gov www.sec.gov. The proxy . The proxystatement and these other documents may also be obtained for fre statement and these other documents may also be obtained for free from e fromApplebee Applebee’s by directing a request to our Corporate Secretary, Applebee s by directing a request to our Corporate Secretary, Applebee’sInternational, Inc., 4551 West 107 International, Inc., 4551 West 107th th Street, Overland Park, KS 66207. Street, Overland Park, KS 66207.CERTAIN INFORMATION CONCERNING PARTICIPANTS CERTAIN INFORMATION CONCERNING PARTICIPANTSApplebee Applebee’s, its directors and named executive officers may be deemed to b s, its directors and named executive officers may be deemed to beparticipants in the solicitation of Applebee participants in the solicitation of Applebee’s security holders in connection with s security holders in connection withits 2007 Annual Meeting. Security holders may obtain informatio its 2007 Annual Meeting. Security holders may obtain information regarding n regardingthe names, affiliations and interests of such individuals in App the names, affiliations and interests of such individuals in Applebee lebee’s Annual s AnnualReport on Form 10 Report on Form 10-K for the year ended, December 25, 2005, and its proxy K for the year ended, December 25, 2005, and its proxystatement dated April 11, 2006, each of which is filed with the statement dated April 11, 2006, each of which is filed with the SEC. To the SEC. To theextent holders of Applebee extent holders of Applebee’s securities have changed from the amounts s securities have changed from the amountsdisclosed in the proxy statement, such changes have been reflect disclosed in the proxy statement, such changes have been reflected on ed onStatements of Change in Ownership on Form 4 filed with the SEC. Statements of Change in Ownership on Form 4 filed with the SEC. These Thesedocuments are available free of charge at the SEC documents are available free of charge at the SEC’s website at www.sec.gov. s website at www.sec.gov.